PIMCO California Municipal Income Fund II
Semi-Annual period ending 11/30/02
File No. 81121077

Exhibit 77Q3
(a)
(i) The registrants disclosure controls
and procedures have been evaluated as of a date within 90 days of the filing date of the report and are deemed to be reasonably designed to achieve the purposes described in rule 30a2c under the Investment
Company Act.

(ii) There have been no significant
changes in the registrants internal
controls or in other factors that could
significantly affect these controls
subsequent to the date of their evaluation.

(iii) CERTIFICATIONS

I, Brian S. Shlissel, certify that,

1. I have reviewed this report on
Form NSAR of PIMCO California
Municipal Income Fund II,

2. Based on my knowledge, this
 report does not contain any untrue
statement of a material fact or omit
to state a material fact necessary to
 make the statements made, in light
of the circumstances under which
such statements were made, not
misleading with respect to the period
 covered by this report; and

3. Based on my knowledge,
 the financial information included in
 this report, and the financial statements on which the financial information is based, fairly present in all material
 respects the financial condition, results of operations, changes in net assets, and cash flows, if the financial statements are required to include statement of cash flows, of the registrant as of,
 and for, the periods presented in this
report,

4. The registrants other certifying
 officers and I are responsible for
 establishing and maintaining disclosure
 controls and procedures, as defined in
 rule 30a2c under the Investment
 Company Act, for the registrant and have,

a) Designed such disclosure
 controls and procedures to
ensure that material information
 relating to the registrant,
 including its consolidated
subsidiaries, is made known
 to us by others within those
entities, particularly during
the period in which this report
is being prepared;

b) Evaluated the effectiveness
 of the registrants disclosure
controls and procedures as of a
date within 90 days prior to the
 filing date of this report, the,
Evaluation Date, and

c) Presented in this report
 our conclusions about the
effectiveness of the disclosure
controls and procedures based
 on our evaluation as of the
Evaluation Date,

5. The registrants other certifying officers and I have disclosed, based on our most recent evaluation, to the registrants auditors and the audit committee of the registrants board of directors, or persons performing the equivalent functions,

a) All significant deficiencies
 in the design or operation of internal
 controls which could adversely
affect the registrants ability to
 record, process, summarize, and
 report financial data and have
identified for the registrants
auditors any material weaknesses
in internal controls, and

b) Any fraud, whether or not
material, that involves management
or other employees who have a
 significant role in the registrants
 internal controls, and

6. The registrants other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  January 28, 2003

s, Brian S. Shlissel
Brian S. Shlissel
President and Chief
Executive Officer



PIMCO California Municipal Income Fund II
Semi-Annual period ending 11/30/02
File No. 81121077

Exhibit 77Q3
(a)
(iv) The registrants disclosure controls and procedures have been evaluated as of a date within 90 days of the filing date of the report and are deemed to be reasonably
designed to achieve the purposes described
 in rule 30a2c under the Investment
Company Act.

(v) There have been no significant
changes in the registrants internal controls
 or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

(vi) CERTIFICATIONS

I, Lawrence G. Altadonna, certify that,

1. I have reviewed this report on
Form NSAR of PIMCO California
Municipal Income Fund II,

2. Based on my knowledge, this report
does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report, and

3. Based on my knowledge, the
financial information included in this report,
 and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows, if the financial statements are required to include statement of cash flows, of the registrant as of, and for, the periods presented in this report,



4. The registrants other certifying
officers and I are responsible for
 establishing and maintaining disclosure
 controls and procedures, as defined in
rule 30a2c under the Investment Company
 Act, for the registrant and have,

a) Designed such disclosure
controls and procedures to ensure
that material information relating
 to the registrant, including its
consolidated subsidiaries, is made
 known to us by others within those
 entities, particularly during the
period in which this report is
being prepared,

b) Evaluated the effectiveness
of the registrants disclosure controls
and procedures as of a date within 90
days prior to the filing date of this
 report,. the ,Evaluation Date, and

c) Presented in this report our
conclusions about the effectiveness
of the disclosure controls and
procedures based on our evaluation
 as of the Evaluation Date,

5. The registrants other certifying
officers and I have disclosed, based on our most recent evaluation, to the registrants auditors and the audit committee of the registrants board of directors, or persons performing the equivalent functions,

a) All significant deficiencies
 in the design or operation of internal
 controls which could adversely affect
 the registrants ability to record, process, summarize, and report financial data and have identified for the registrants
auditors any material weaknesses in
 internal controls, and

b) Any fraud, whether or not
material, that involves management
or other employees who have a
significant role in the registrants
 internal controls, and

6. The registrants other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of
 our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  January 28, 2003

s, Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer